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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                        FORM 8-K/A No. 1

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 18,
1999

                    DYNAMICWEB ENTERPRISES, INC.
     (Exact name of registrant as specified in its charter)

        New Jersey                 0-10039          22-2267658
(State or other jurisdiction     (Commission       (IRS Employer
      of incorporation)          File Number)       Ident. No.)

271 Route 46 West, Building F, Suite 209,
     Fairfield, New Jersey 19610                   07004
(Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code 973-244-1000

                               N/A
 (Former name or former address, if changed since last report.)

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  PAGE 1

Item 5:  Other Events


Item 7.  Exhibits

     On February 18, 1999, DynamicWeb Enterprises, Inc. filed a report on Form 8-K, reporting on the completion of a private placement transaction with the Shaar Fund, Ltd. The following exhibits relating to that transaction are filed herewith:

3.1 Amendment to the Certificate of Incorporation of DynamicWeb Enterprises, Inc. dated February 12, 1999, as filed with the State of New Jersey on February 17, 1999.

4.1       Form of Warrant for Series B 6% Preferred Stock.

4.2 Securities Purchase Agreement dated February 12, 1999 between DynamicWeb Enterprises, Inc. and Shaar Fund
          Ltd.

4.3 Registration Rights Agreement dated February 12, 1999 between DynamicWeb Enterprises, Inc. and Shaar Fund
          Ltd.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              DYNAMICWEB ENTERPRISES, INC.

Dated:  February 23, 1999

                              By /s/ Steven L. Vanechanos, Jr.
                                   Steven L. Vanechanos, Jr.
                                   President

                          EXHIBIT INDEX

Exhibit Number

3.1 Amendment to the Certificate of Incorporation of DynamicWeb Enterprises, Inc. dated February 12, 1999, as filed with the State of New Jersey on February 17, 1999.

4.1       Form of Warrant for Series B 6% Convertible Preferred
          Stock.

4.2 Securities Purchase Agreement dated February 12, 1999 between DynamicWeb Enterprises, Inc. and Shaar Fund
          Ltd.

4.3 Registration Rights Agreement dated February 12, 1999 between DynamicWeb Enterprises, Inc. and Shaar Fund
          Ltd.  <PAGE 4>